Exhibit 99.1

   Accrued Interest Date:                                                               Collection Period Ending:
   25-Oct-01                                                                                            31-Oct-01
   Distribution Date:                            BMW Vehicle Owner Trust 2001-A                          Period #
                                                 ------------------------------
   26-Nov-01                                                                                                    6

   ---------------------------------------------------------------------------------------------------------------

   Balances
   ---------------------------------------------------------------------------------------------------------------
                                                                    Initial       Period End
      Receivables                                            $1,489,992,840   $1,273,402,175
      Pre-Funding Account                                       $99,965,067               $0
      Capitalized Interest Account                               $1,045,665               $0
      Reserve Account                                           $22,349,893      $31,835,054
      Yield Supplement Overcollateralization                     $8,157,907       $6,225,224
      Class A-1 Notes                                          $329,000,000      $15,262,611
      Class A-2 Notes                                          $448,000,000     $448,000,000
      Class A-3 Notes                                          $499,000,000     $499,000,000
      Class A-4 Notes                                          $274,000,000     $274,000,000
      Class B Notes                                             $31,800,000      $31,800,000

   Current Collection Period
   ---------------------------------------------------------------------------------------------------------------

      Beginning Receivables Outstanding                      $1,333,475,058
      Calculation of Total Distribution Amount
        Regular Principal Distributable Amount
           Receipts of Scheduled Principal                      $31,159,122
           Receipts of Pre-Paid Principal                       $28,018,207
           Liquidation Proceeds                                    $442,426
           Principal Balance Allocable to Purchased Receivables          $0
           Release from Pre-Funding Account                              $0
        Total Receipts of Principal                             $59,619,755

        Interest Distribution Amount
           Receipts of Interest                                 $12,291,139
           Servicer Advances                                             $0
           Reimbursement of Previous Servicer Advances          ($3,488,113)
           Accrued Interest on Purchased Receivables                     $0
           Recoveries                                               $82,889
           Capitalized Interest Payments                           $167,754
           Net Investment Earnings                                 $203,032
        Total Receipts of Interest                               $9,256,702

        Release from Reserve Account                                     $0

      Total Distribution Amount                                 $68,876,457

      Ending Receivables Outstanding                         $1,273,402,175

   Servicer Advance Amounts
   ---------------------------------------------------------------------------------------------------------------

      Beginning Period Unreimbursed Previous Servicer Advance    $3,939,724
      Current Period Servicer Advance                                    $0
      Current Reimbursement of Previous Servicer Advance        ($3,488,113)
      Ending Period Unreimbursed Previous Servicer Advances        $451,612

   Collection Account
   ---------------------------------------------------------------------------------------------------------------

      Deposits to Collection Account                            $68,876,457
      Withdrawals from Collection Account
        Servicing Fees                                           $1,111,229
        Class A Noteholder Interest Distribution                 $4,976,019
        First Priority Principal Distribution                            $0
        Class B Noteholder Interest Distribution                   $144,690
        Regular Principal Distribution                          $59,314,842
        Reserve Account Deposit                                          $0
        Unpaid Trustee Fees                                              $0
        Excess Funds Released to Depositor                       $3,167,801
      Total Distributions from Collection Account               $68,714,580



                                  Page 1 of 3

   Accrued Interest Date:                                                               Collection Period Ending:
   25-Oct-01                                                                                            31-Oct-01
   Distribution Date:                            BMW Vehicle Owner Trust 2001-A                          Period #
                                                 ------------------------------
   26-Nov-01                                                                                                    6

   ---------------------------------------------------------------------------------------------------------------

   Excess Funds Released to the Depositor
   ---------------------------------------------------------------------------------------------------------------
        Release from Reserve Account                             $1,501,822
        Release from Collection Account                          $3,167,801
      Total Excess Funds Released to the Depositor               $4,669,623

   Note Distribution Account
   ---------------------------------------------------------------------------------------------------------------

      Amount Deposited from the Collection Account              $64,435,550
      Amount Deposited from the Reserve Account                          $0
      Amount Paid to Noteholders                                $64,435,550

   Distributions
   ---------------------------------------------------------------------------------------------------------------


      Monthly Principal Distributable Amount                Current Payment   Ending Balance Per $1,000    Factor
      Class A-1 Notes                                           $59,314,842      $15,262,611   $180.29      4.64%
      Class A-2 Notes                                                    $0     $448,000,000     $0.00    100.00%
      Class A-3 Notes                                                    $0     $499,000,000     $0.00    100.00%
      Class A-4 Notes                                                    $0     $274,000,000     $0.00    100.00%
      Class B Notes                                                      $0      $31,800,000     $0.00    100.00%

      Interest Distributable Amount                         Current Payment       Per $1,000
      Class A-1 Notes                                              $264,419            $0.80
      Class A-2 Notes                                            $1,590,400            $3.55
      Class A-3 Notes                                            $1,954,417            $3.92
      Class A-4 Notes                                            $1,166,783            $4.26
      Class B Notes                                                $144,690            $4.55



   Carryover Shortfalls
   ---------------------------------------------------------------------------------------------------------------

                                                     Prior Period Carryover  Current Payment Per $1,000
      Class A-1 Interest Carryover Shortfall                             $0               $0        $0
      Class A-2 Interest Carryover Shortfall                             $0               $0        $0
      Class A-3 Interest Carryover Shortfall                             $0               $0        $0
      Class A-4 Interest Carryover Shortfall                             $0               $0        $0
      Class B Interest Carryover Shortfall                               $0               $0        $0


   Receivables Data
   ---------------------------------------------------------------------------------------------------------------

                                                           Beginning Period    Ending Period
      Number of Contracts                                            60,940           61,081
      Weighted Average Remaining Term                                 46.59            45.51
      Weighted Average Annual Percentage Rate                         7.61%            7.65%

      Delinquencies Aging Profile End of Period               Dollar Amount       Percentage
        Current                                              $1,138,992,213           89.44%
        1-29 days                                              $118,085,164            9.27%
        30-59 days                                              $12,754,233            1.00%
        60-89 days                                               $2,163,377            0.17%
        90-119 days                                                $937,908            0.07%
        120+ days                                                  $469,280            0.04%
        Total                                                $1,273,402,175          100.00%
        Delinquent Receivables +30 days past due                $16,324,798            1.28%


                                                                     Page 2 of 3

   Accrued Interest Date:                                                               Collection Period Ending:
   25-Oct-01                                                                                            31-Oct-01
   Distribution Date:                            BMW Vehicle Owner Trust 2001-A                          Period #
                                                 ------------------------------
   26-Nov-01                                                                                                    6

   ---------------------------------------------------------------------------------------------------------------
      Charge-offs
        Gross Principal Charge-Offs for Current Period             $453,128
        Recoveries for Current Period                               $82,889
        Net Losses for Current Period                              $370,239

        Cumulative Realized Losses                                 $769,902


      Repossessions                                           Dollar Amount            Units
        Beginning Period Repossessed Receivables Balance         $1,454,773               52
        Ending Period Repossessed Receivables Balance            $1,528,861               64
        Principal Balance of 90+ Day Repossessed Vehicles           $21,345                1



   Yield Supplement Overcollateralization
   ---------------------------------------------------------------------------------------------------------------

      Beginning Period Required Amount                           $6,530,137
      Beginning Period Amount                                    $6,530,137
      Ending Period Required Amount                              $6,225,224
      Current Period Release                                       $304,913
      Ending Period Amount                                       $6,225,224
      Next Distribution Date Required Amount                     $5,927,323

   Capitalized Interest Account
   ---------------------------------------------------------------------------------------------------------------

      Beginning Period Required Amount                             $167,754
      Beginning Period Amount                                      $167,754
      Net Investment Earnings                                          $703
      Current Period Release to Depositor                          $167,754
      Ending Period Required Amount                                      $0
      Ending Period Amount                                               $0


   Pre-Funding Account
   ---------------------------------------------------------------------------------------------------------------

      Beginning Period Amount                                            $0
      Net Investment Earnings                                      $125,430
      Release to Servicer for Additional Loans                           $0
      Current Period Release for Deposit to Collection Account           $0
      Ending Period Amount                                               $0

   Reserve Account
   ---------------------------------------------------------------------------------------------------------------

      Beginning Period Required Amount                          $33,336,876
      Beginning Period Amount                                   $33,336,876
      Net Investment Earnings                                       $76,900
      Current Period Deposit                                             $0
      Current Period Release to Collection Account                       $0
      Current Period Release to Depositor                        $1,501,822
      Ending Period Required Amount                             $31,835,054
      Ending Period Amount                                      $31,835,054


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